STATEMENT OF ADDITIONAL INFORMATION


Bailard, Biehl & Kaiser Diversa Fund
950 Tower Lane, Suite 1900
Foster City, California  94404

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 26, 1997. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.


                                Table of Contents
                                                                            Page
                                                                            ----

Investment Objectives, Policies and Restrictions ......................     B-2
Management ............................................................     B-5
Right to Use Name .....................................................     B-8
Investment Advisory and Other Services ................................     B-8
Portfolio Transactions and Brokerage Commissions ......................     B-10
Net Asset Value for Purchase, Exchange and Redemption of Shares .......     B-11
Tax Aspects ...........................................................     B-12
Shareholder Information ...............................................     B-13
Performance Data ......................................................     B-13
Financial Statements ..................................................     B-14


                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.


              The date of this Statement of Additional Information
                              is January 26, 1997.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is designed to achieve an above average total return (the sum of income and capital gains) with below average risk through investment in up to six classes of assets: United States (domestic) cash equivalents, stocks and bonds and international cash equivalents, stocks and bonds. The Fund's performance with respect to return and risk will be measured against that of other funds investing in multiple classes of securities. The specific objectives and policies of the Fund are more fully described in the Prospectus.

The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which for this purpose means the vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

3. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

4.     Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund will invest in publicly traded securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process or deal in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e. securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days, or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its total assets then being invested in such illiquid securities.

11. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

12. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of Bailard, Biehl and Kaiser, Inc. ("Bailard, Biehl & Kaiser," or the "Adviser") to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

13. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

14. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act").

15. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Fund, or one or more of the officers or directors of the Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment restrictions.

With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following eleven economic sectors, representing the industry groups listed, to be separate industries:

Basic Industry                                  Energy and Natural Resources
--------------                                  ----------------------------
Aluminum                                        Coal
Chemicals                                       Domestic Oils
Containers                                      Exploration (on and offshore)
Fertilizer                                      Gas Pipelines/Distribution
Paper                                           Gold and Precious Metals
Steel                                           International Oils
                                                Metals
Capital Goods                                   Oil Service
-------------
Agricultural Machines                           Finance
Construction Machines                           -------
Electricals                                     Banks             - NYC
Machine Tools                                                     - Regional
Miscellaneous Capital Goods                     Insurers          - Multi
                                                                  - Casualty
Communication Services                                            - Life
----------------------                          Finance Companies
Telecommunications                              Miscellaneous Finance
                                                Real Estate
Consumer Cyclicals                              Savings and Loan Companies
------------------
Advertising                                     Health Care
Auto/Parts/Tires                                -----------
Broadcasting                                    Drugs
Entertainment                                   Hospital Management
Forest Products                                 Hospital Supply
Home Builders/Mobile Home
Home Furnishings/Appliances                     High Technology
Hotel/Motel                                     ---------------
Newspapers                                      Business Equipment
Publishing                                      Computer Services
Restaurants                                     Defense Electronics
Retailing-Food, Drug, Department                Electronic-Instrumentation
Waste Management                                Electronic-Semiconductors
                                                Electronic Warfare
Consumer Staples
----------------                                Transportation
Apparel                                         --------------
Brewers                                         Air Freight
Cosmetics                                       Air Transport
Distillers                                      Railroads
Food                                            Trucking
Photography
Soft Drinks                                     Utilities
Shoes                                           ---------
Soaps                                           Electric
Textiles                                        Gas Pipelines
Tobacco                                         Water
Toys


In addition, the Investment Company Act of 1940, with certain exceptions, prohibits the Fund from investing its assets in more than 3% of the outstanding voting stock of any other investment company, more than 5% of its total value in any other investment company, more than 10% of its total value in other investment companies as a group, or, together with other investment companies having the same investment adviser, more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

MANAGEMENT

Trustees and Officers

The names and business addresses of the Trustees and officers of the Trust, their positions with the Trust and their other principal occupations during the past five years are as follows:

                              Position(s) Held             Other Principal
Name and Address                 with Trust                Occupation(s) During Past Five Years
----------------                 ----------                ------------------------------------
Thomas E. Bailard(1)          Chairman of the              Chairman, Chief Executive Officer
2755 Campus Drive             Board, Chief                 and President of BB&K Holdings,
San Mateo, CA 94403           Executive Officer            Inc. ("Holdings"). Officer and Director
                              and Trustee                  of the Adviser, currently Chairman and Chief
                                                           Executive Officer. Chairman of BB&K Fund
                                                           Services, Inc., a registered broker-dealer
                                                           ("Fund Services"). Chairman of Bailard,
                                                           Biehl & Kaiser REIT.

Burnice E. Sparks, Jr.(1)     President and                Director and officer of the Adviser,
2755 Campus Drive             Trustee                      currently President. Director and
San Mateo, CA 94403                                        Chief Executive Officer of Fund Services
                                                           since June 1992. President and Director of
                                                           the Bailard, Biehl & Kaiser International
                                                           Fund Group, Inc. (the "International Fund
                                                           Group").

Janis M. Horne(1)             Secretary and                Senior Vice President, Investment
2755 Campus Drive             Chief Compliance Officer     Counselor and Chief Compliance Officer
San Mateo, CA 94403                                        of the Adviser. Secretary and
                                                           Chief Compliance Officer of the
                                                           International Fund Group.

Barbara V. Bailey(1)          Treasurer                    Senior Vice President and Treasurer of
2755 Campus Drive                                          Holdings and Senior Vice President and
San Mateo, CA  94403                                       Treasurer/Secretary of the Adviser since
                                                           December 1995. Treasurer of International
                                                           Fund Group since September 1996.
                                                           Secretary of Fund Services and Treasurer
                                                           and Secretary of Bailard, Biehl & Kaiser
                                                           REIT since June 1996. Management
                                                           consultant from September 1995 to
                                                           December 1995. Account
                                                           Manager/Consultant at Watson Wyatt
                                                           Worldwide from December 1994 to
                                                           September 1995. Vice President at Caisse
                                                           Nationale de Credit Agricole from July
                                                           1991 to April 1994.

--------
(1) "Interested person" of the Trust, as defined in the 1940 Act.

                              Position(s) Held             Other Principal
Name and Address                  with Trust               Occupation(s) During Past Five Years
----------------                  ----------               ------------------------------------
Sofi Zacharias(1)             Assistant Treasurer          Employee of  the Adviser since
2755 Campus Drive             and Assistant Secretary      November 1995, most recently as Fund
San Mateo, CA 94403                                        Services Administrator. Assistant
                                                           Treasurer and Assistant Secretary of the
                                                           International Fund Group since
                                                           September 1996. Assistant Treasurer of
                                                           Bailard, Biehl & Kaiser REIT since June
                                                           1996. Correspondence Specialist of Franklin
                                                           Resources, Inc. from July 1994 to May 1995.

Shirley L. Clayton(2)         Trustee                      President and Chief Operating Officer
TopoMetrix                                                 of TopoMetrix, a manufacturer of
5403 Betsy Ross Drive                                      scanning probe microscopes, since
Santa Clara, CA 95054-1162                                 January 1996; Chief Financial Officer
                                                           from June 1993 to January 1996.
                                                           Chief Financial Officer of Cygnus
                                                           Therapeutic Systems, Inc., a biotechnology
                                                           company, from March 1990 to June 1993.
                                                           Director of the International Fund Group.

David B. Shippey(2)           Trustee                      Prior to September 1983 associated
5130 Enterprise Rd.                                        with Saga Corporation, a restaurant
Santa Rosa, CA 95404                                       and contract food service business, his last
                                                           position being Vice President and Treasurer.
                                                           Director of the International Fund Group.

James C. Van Horne(2)         Trustee                      A.P. Giannini Professor of Finance at
Graduate School of                                         Graduate School of Business of
  Business                                                 Stanford University from September
Stanford University                                        1976 to the present.  From September
Stanford, CA 94305                                         1975 to August 1976, Deputy Assistant
                                                           Secretary of the United States Treasury
                                                           Department.  Director of Sanwa Bank
                                                           California and Montgomery Street Income
                                                           Securities, Inc., a registered investment
                                                           company.  Director of the International Fund
                                                           Group.

------------------------------
(1) "Interested person" of the Trust, as defined in the 1940 Act.
(2) Member of the Audit Committee

The following table sets forth the compensation paid to the Trust's Trustees during the fiscal year ended September 30, 1996.

                               Compensation Table

     Name of Person        Aggregate        Pension or Retirement       Estimated      Total Compensation
      and Position        Compensation     Benefits Accrued as Part       Annual        From Company and
                           from Trust         of Trust Expenses        Benefits Upon     Fund Complex(1)
                                                                        Retirement       Paid to Trustees
---------------------------------------------------------------------------------------------------------
Thomas E. Bailard               $0 (2)               $0                    $0                       $0
Burnice E. Sparks, Jr.          $0 (2)               $0                    $0                       $0
Shirley L. Clayton          $10,000(3)               $0                    $0                  $20,000
David B. Shippey            $10,000(3)               $0                    $0                  $20,000
James C. Van Horne          $10,000(3)               $0                    $0                  $20,000

The Trust and the International Fund Group reimburse each Trustee and Director for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Trust and the International Fund Group also reimburse other travel expenses of Trustees, Directors and officers, including international travel expenses, incurred incident to the performance of their duties as Trustees, Directors and officers.

--------

     (1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Trust and the International Fund Group are considered to be part of the same Fund Complex.

     (2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

     (3) Consists of $6,000 annual trustee fee plus $1,000 for each Board meeting attended in person.

RIGHT TO USE NAME

Bailard, Biehl & Kaiser has granted the Fund the right to use the designation, "Bailard, Biehl & Kaiser," in its name. The Adviser has reserved the right to withdraw its consent to the use of such designation by the Fund under certain conditions and to grant the use of such name to others, including other investment companies.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with Bailard, Biehl and Kaiser for investment advisory and certain portfolio transaction services. Pursuant to the Management Agreement, the Adviser manages the day-to-day operations of the Fund and directs the purchase and sale of securities in the Fund's portfolio in accordance with the Fund's investment objectives and policies.

The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal years ended September 30, 1994, 1995, and 1996, the total fees paid to the Adviser amounted to $472,318, $398,374, and $370,980 respectively. The Adviser pays the following expenses incurred in the Fund's day-to-day management: office space and facilities used by the Adviser, salaries and expenses of personnel of the Adviser and certain costs associated with the sale of the Fund's shares.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940
Act).

The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser) including without limitation the following: all costs and expenses incident to the registration, including the maintenance of registration, of the Fund under the 1940 Act or the qualification of the shares of the Fund for sale under federal, state or other securities laws; printing or other reproduction and distribution of any prospectuses and any other documents necessary and incident to any public offering (other than costs incident to the reproduction and distribution of prospectuses to prospective new investors and the advertising of Fund shares, which are payable by the Adviser); charges and expenses of any registrar or custodian of the Fund; all auditing, accounting, bookkeeping and record keeping charges and expenses; transfer agent and dividend agent charges and expenses; all commissions payable on portfolio securities transactions; all taxes and organizational fees payable by the Fund to any federal, state or other governmental agencies; the costs of preparing and printing stock certificates; all expenses of meetings of shareholders and Trustees and of preparing, printing and mailing proxy statements and any reports to shareholders; fees and travel expenses of officers and Trustees; fees and expenses incident to any dividend or distribution reinvestment program; all charges and expenses of legal counsel for the Fund; fees and expenses incurred in obtaining rulings, advice or other information or counselling relating to the taxation of the Fund or its shareholders; all association dues; all interest payable on Fund borrowings; and all costs of information obtained from sources other than the Adviser or its affiliated persons (as defined in the 1940 Act) relating to the pricing and valuation of securities.

As an accommodation to the Fund, from time to time Bailard, Biehl & Kaiser directly pays certain expenses of the Fund (such as insurance premiums, Trustee fees, and fees relating to state securities law filings) for which Bailard, Biehl & Kaiser is later reimbursed by the Fund. Disbursements by Bailard, Biehl & Kaiser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust. For the fiscal year ended September 30, 1996, the Fund reimbursed the Adviser approximately $41,800.

The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Currently, only California imposes an expense limitation. California law requires reimbursement of expenses (up to the amount of fees received) if in any fiscal year the annual aggregate expenses of the Fund (determined in
accordance  with  generally  accepted  accounting   principles),   exclusive  of
interest,   taxes,   brokerage  and  excess  custodian  costs   attributable  to
investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities) exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) On September 14, 1989 the Fund received an order from the California Commissioner of Corporations allowing the Adviser to exclude from the calculation of the Fund's aggregate annual expenses, not only excess foreign custodian costs, but also the investment management, recordkeeping, legal and auditing fees attributable to its foreign investments and asset allocation practices. For the fiscal years ended September 30, 1994, 1995, and 1996 no expense reimbursement was required. The imposition of an expense limitation by California or any other state after October 1996 appears to be prohibited by the National Securities Markets Improvement Act of 1996.

BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the exclusive Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"). In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor by virtue of their beneficial ownership of more than 25% of Holdings' securities as individuals or as trustees.

As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services rendered by the Custodian in the 1994, 1995, and 1996 fiscal years, the Fund paid the Custodian $168,037, $145,700, and $174,875 respectively.

The Trust, on behalf of the Fund, has entered into an Administration Agreement dated as of April 1, 1994, as amended, with Investment Company Administration Corporation.

Officers, directors and employees of the Trust and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser supervises the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (which is negotiated in the case of the U.S. stock exchange transactions but which is generally fixed in the case of foreign stock exchange transactions), size of order, difficulty of execution and skill required of the executing broker or dealer. Securities are ordinarily purchased from the primary markets, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if in the judgment of the Adviser it is the primary market.

Although favorable price and efficient execution of portfolio transactions are primary considerations, other factors may also be relevant. Accordingly, the Adviser may, consistent with the Fund's best interest, place orders with brokers who provide research services, such as analyses of industries or issuers and statistical or economic information. While allocation of brokerage on this basis may result in the Fund being charged a higher commission rate on certain transactions, the Adviser periodically reviews the brokerage commissions paid by the Fund to ensure their reasonableness in relation to (i) the brokerage commissions paid by other similarly situated investors and (ii) the value of the brokerage and research services provided, viewed in terms of either particular transactions or the overall responsibilities of the Adviser to the Fund. It is not contemplated that there will be any set formula or allocation with respect to brokerage.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by brokers could be useful to the Adviser in serving its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful to it in serving the Fund.

There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objective. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.

The Adviser does not use any of its affiliates or affiliates of the Fund to execute portfolio transactions. The Fund, however, may purchase equity and debt securities of brokers or dealers that execute its portfolio transactions. During the fiscal year ended September 30, 1996, the Fund did not acquire any securities issued by the ten brokers (or their parent companies) who executed the largest dollar amounts of portfolio transactions for the Fund.

During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid brokerage commissions on Fund portfolio securities transactions of approximately $252,531, $134,521, and $85,971, respectively. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1994, 1995, and 1996, was 137%, 166%, and 68%, respectively. Brokerage commissions declined in 1995 largely as a result of lower commission rates. The decrease in brokerage commissions and portfolio turnover rate in 1996 was primarily due to fewer asset allocation changes and fewer trades in the international stock class of the portfolio.

NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Changes in holdings of portfolio securities are accounted for no later than the first calculation of net asset value following the trade date (date the order to buy or sell is executed). Dividends are accounted for on the ex-dividend date and detachments of securities from other securities are accounted for on the date of detachment, except that certain dividends or detachments from international securities are recorded as soon as the Fund is informed of the ex-dividend or detachment date.

Securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price on that exchange. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

Options on futures contracts and exchange traded options other than index options, are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Futures Contracts and precious metals are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 a.m. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Trustees has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market
quotations  are  not  readily  available  for  valuation   purposes,   portfolio
securities and other assets will be valued by or under the direction of the Board of Trustees in such manner as the Board of Trustees in good faith deems appropriate to reflect the fair value thereof.

The general procedures for purchasing, exchanging and redeeming shares are fully described in the Prospectus. In addition, during any 90-day period, the Fund is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the period. The Fund may change this commitment only with the approval of the Securities and Exchange Commission. Should redemptions by any shareholder exceed this limitation, the Fund reserves the right to redeem the excess amount in whole or in part in readily marketable securities. The same method used to determine net asset value will be used to value portfolio securities distributed in connection with such redemptions. If shares of the Fund are redeemed in kind, the redeeming shareholder may incur additional brokerage costs in converting to cash any portfolio securities distributed.

TAX ASPECTS

The Fund believes that it has qualified for "pass-through" tax treatment as a regulated investment company for its fiscal year ended September 30, 1996, and intends to be able to continue to so qualify. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets, including stock, securities, and certain foreign currency positions, held for less than three months, (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (d) distribute in each year at least 90% of its investment company taxable income.

For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b) distributions to its shareholders will not be deductible by the Fund in computing its taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its shareholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

Backup Tax Withholding Requirement

Certain shareholders may be subject to backup tax withholding at a 31% rate. Generally, a shareholder will be subject to backup withholding if the shareholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the shareholder has underreported interest or dividends. In addition, shareholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

Other Tax Consequences

Dividends and interest received by the Fund in connection with its foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could alter the timing or characterization of certain distributions to shareholders or subject the Fund to federal income tax or other charges in certain circumstances.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisors to determine the effect of investment in the Fund upon their individual tax situations.

SHAREHOLDER INFORMATION

As of November 15, 1996 all officers and Trustees of the Trust as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No shareholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

PERFORMANCE DATA

The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The Fund's average annual compounded rates of total return for the one-year and five-year periods ended September 30, 1996 were 10.09% and 8.73%, respectively. The Fund's average annual compounded rate of total return from December 18, 1986 (commencement of operations) to September 30, 1996 was 7.26%. These figures assume that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates.

These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

FINANCIAL STATEMENTS

Incorporated by reference herein are the report of the independent accountants dated November 15, 1996, and the other portions of Registrant's annual report to shareholders for the fiscal year ended September 30, 1996, under the headings:
"SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS, " "NOTES TO FINANCIAL STATEMENTS" and "REPORT OF INDEPENDENT ACCOUNTANTS". Copies of the annual report are available, upon request and without charge, by calling the Fund's Investor Services Department at (800) 882-8383, or by writing to the following address: Bailard, Biehl & Kaiser Fund Group, Investor Services Department, 2755 Campus Drive, San Mateo, CA 94403.

    ------------------------------------------------------------------------


The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024; 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.
                                     B - 15